UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 FORM 8-K/NO. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 5, 2003
                                -----------------
                                (Date of Report)



                          CHELL GROUP CORPORATION INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          New York                      005-524525               112805051
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                File Number)         Identification No.)

                14 Meteor Drive, Toronto, Ontario Canada, M9W 1A4
                    (Address of principal executive offices)


                                 (416) 675-0874
              (Registrant's telephone number, including area code)



                   -------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4.        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      Termination of Previous independent accountant:

         (1) On July 31, 2003, the Registrant's Board of Directors dismissed, and terminated the engagement of, Lazar, Levine & Felix, LLP as its auditors.

         (2) The reports issued by Lazar, Levine & Felix LLP on the financial statements for the past two fiscal years of the Registrant did not contain an adverse opinion nor a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (3) The decision to change accountants was recommended and approved by the Board of Directors of the Registrant.

         (4) During the fiscal years ended August 30, 2000 and 2001 and the period from September 1, 2001 through the date of the dismissal, and termination of the engagement, of Lazar, Levine & Felix LLP, there were no disagreements with Lazar, Levine & Felix LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lazar, Levine & Felix LLP, would have caused Lazar, Levine & Felix LLP to make reference thereto in, or in connection with, their reports on the financial statements for such years or such interim periods.

         (5) During the fiscal years ended August 30, 2000 and 2001 and the period from September 1, 2001 through the date of the dismissal, and termination of the engagement, of Lazar, Levine & Felix, LLP, there were no reportable events, as referenced in Item 304(a)(l)
               (v) of Regulation S-K.

         (6) The Registrant has requested that Lazar, Levine & Felix LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)            Appointment of Independent Auditors.

         (1) On August 11, 2003, the Registrant's Board of Directors ratified the engagement of Stonefield Josephson, Inc. as its auditors. The decision to retain this accountant was approved by the Board of Directors. The Registrant authorized Lazar, Levine & Felix, LLP to fully respond to any and all inquiries of Stonefield Josephson, Inc. concerning Lazar, Levine & Felix, LLP resignation.

         (2) Prior to our engagement of Stonefield Josephson, Inc. the Registrant requested that Stonefield Josephson, Inc. assist with auditing the financial statements for Logicorp, a subsidiary group of the Registrant's, for the twelve months ended ended Febuary 28, 2000, four months ended June 30, 2000, twelve months ended June 30, 2001, and six months ended December 30, 2001. Other than as described above, during our two most recent fiscal years prior to the date of engagement, and the subsequent interim period prior to engaging this accountant, neither the Registrant (nor someone on the Registrant's behalf) consulted the newly engaged accountant regarding any matter.

         (3) The Registrant has allowed Stonefield Josephson, Inc. to review this Form 8-K before it is filed with the Commission. Stonefield Josephson, Inc. has not furnished the Registrant with a clarification, or disagreement with the information set forth herein.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (a)    Financial Statements of Business Acquired.

              Not applicable

              (b)    Pro Forma Financial Information.

              Not applicable

              (c)    Exhibits.

              16.1   Letter from Lazar, Levine & Felix LLP


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  OCTOBER 31, 2003

                                  CHELL GROUP CORPORATION

                                  By: /s/ STEPHEN MCDERMOTT
                                     -------------------------------------------
                                     Name:  Stephen McDermott
                                     Title: Chairman and Chief Executive Officer